SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      July 15, 1996
                                                 -------------------




                              Commercial Credit Company
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                         1-6594                52-0883351
     --------------              ----------------         --------------
     (State or other             (Commission             (IRS Employer
     jurisdiction of             File Number)            Identification No.)
     incorporation)

              300 Saint Paul Place, Baltimore, Maryland       21202
- --------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


                              (410) 332-3000
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                            COMMERCIAL CREDIT COMPANY
                           Current Report on Form 8-K

Item 5. Other Events
        ------------


Results of Operations
- ---------------------

The net income of Commercial Credit Company (the "Company") for the three months and six months ended June 30, 1996 was $54.3 million and $102.7 million, respectively, compared to $54.2 million and $101.3 million, respectively, in the corresponding 1995 periods. The Company's income before income taxes for the three months and six months ended June 30, 1996 was $82.3 million and $156.5 million, respectively, compared to $84.2 million and $157.5 million, respectively, in the corresponding 1995 periods. The Company's revenues for the three months and six months ended June 30, 1996 were $355.1 million and $710.7 million, respectively, compared to $347.3 million and $680.5 million, respectively, in the corresponding 1995 periods.

The Consumer Finance segment results for the second quarter of 1996 continued to be influenced by a higher level of loan losses, which the Company now believes should continue throughout this year, as a result of a higher level of personal bankruptcies. Also, near-term earnings for this segment are expected to be affected by a higher level of expenses, as the Company implements additional investments in marketing, training and systems enhancements in order to capitalize on future growth opportunities. Consequently, the segment's operating earnings in the second half of 1996 could be 15% or more below comparable 1995 levels. The Company expects improvement in the second half of 1997, however, which would make year-over-year, 1997 to 1996, result comparisons favorable.

The statements contained in the foregoing paragraph may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate," and similar expressions. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, certain of which are beyond the Company's control. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (i) changes in the consumer lending industry as a result of economic or regulatory influences, (ii) changes in the interest rate environment and general economic conditions, (iii) the composition of the Company's receivables portfolio (i.e. product mix) and (iv) the level of business competition. The Company undertakes no obligation to update publicly or revise any forward-looking statements.

At June 30, 1996 the Company had total debt consisting of certificates of deposit of $168.6 million, short-term borrowings of $1,435.8 million and long-term debt of $5,400.0 million. In addition the Company's total stockholder's equity at June 30, 1995 was $1,209.8 million.



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






                                        COMMERCIAL CREDIT COMPANY
                                         SELECTED FINANCIAL DATA
                                         (In millions of dollars)

                                           Three months ended                Six months ended
 Business Segment Data                          June 30,                         June 30,
 ---------------------               ------------------------------   -------------------------------

                                          1996            1995            1996          1995
                                          ----            ----            ----          ----
 Revenues:
 ---------
 Consumer Finance                        $ 346.7         $ 337.1        $694.2         $660.4
 Corporate and Other                         8.4            10.2          16.5           20.1
                                         -------         -------       -------         ------
 Revenues                                $ 355.1         $ 347.3        $710.7         $680.5
                                         =======         =======        ======         ======

 Net Income:
 ----------
 Consumer Finance                        $  60.5         $  60.0       $ 116.0        $ 115.5
 Corporate and Other                        (6.2)           (5.8)        (13.3)         (14.2)
                                         -------         -------       -------        -------
 Net Income                              $  54.3         $  54.2       $ 102.7        $ 101.3
                                         =======         =======       =======        =======


                                        As of, and for, the              As of, and for, the
                                         three months ended                six months ended
 Consumer Finance Operations                 June 30,                          June 30,
 ---------------------------       -----------------------------    ------------------------------

                                          1996            1995            1996           1995
                                          ----            ----            ----           ----
 Net receivables
   Real estate - secured loans          $3,105.8        $2,917.1      $3,105.8        $2,917.1
   Personal loans                        3,038.2         3,009.4       3,038.2         3,009.4
   Credit cards                            849.5           734.6         849.5           734.6
   Sales finance and other                 469.7           441.9         469.7           441.9
                                        --------        --------      --------        --------


 Consumer finance receivables
    net of unearned finance charges      7,463.2         7,103.0       7,463.2         7,103.0
 Accrued interest receivable                44.7            40.5          44.7            40.5
 Allowance for credit losses              (217.6)         (187.8)       (217.6)         (187.8)
                                        ---------       ---------     ---------       ---------

 Consumer finance receivables, net      $7,290.3        $6,955.7      $7,290.3        $6,955.7
                                        ========        ========      ========        ========

 Average yield                              15.40%          15.57%        15.41%          15.50%
 Average net interest margin                 8.82%           8.69%         8.78%           8.67%
 Charge-off rate                             2.92%           2.14%         2.89%           2.15%

 60+ days past due as % of
   receivables                               2.18%           1.86%         2.18%           1.86%
 Reserves as % of net receivables            2.92%           2.64%         2.92%           2.64%





















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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: July 17, 1996                 COMMERCIAL CREDIT COMPANY



                                     By  /s/ Irwin Ettinger
                                       --------------------------
                                        Irwin Ettinger
                                        Executive Vice President





















































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